SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 15, 2004


                               The Stanley Works
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                (Exact name of registrant as specified in charter)


Connecticut                         1-5244                    06-0548860
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification
incorporation)                                                    No.)


1000 Stanley Drive, New Britain, Connecticut                 06053
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:      (860) 225-5111
                                                   --------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)

















                      Exhibit Index is located on Page 4

Item 5.       OTHER EVENTS.

              On January 15, 2004, the Company issued a press release announcing the completion of the acquisition of Chicago Steel Tape Co. and certain related assets and affiliated companies that are collectively known as CST/Berger.

              A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.



Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(c)           EXHIBITS

Exhibit No.   Description
-----------   -----------

99.1 Press Release dated January 15, 2004, issued by The Stanley Works announcing the completion of the acquisition of Wateska, Illinois-based Chicago Steel Tape Co. and certain related assets and affiliated companies that are collectively known as CST/Berger

                                SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          THE STANLEY WORKS



Date:  January 15, 2003                   By:    /s/ Bruce H. Beatt
       ----------------                   -------------------------------
                                          Name:  Bruce H. Beatt
                                          Title: Vice President, General
                                                 Counsel and Secretary

                                 EXHIBIT INDEX

                          Current Report on Form 8-K
                            Dated January 15, 2004



                           Exhibit No.        Page
                           -----------        ----

                             99.1               5

                                  Exhibit 99.1
                                                            -------------

FOR IMMEDIATE RELEASE

Stanley Works Completes Acquisition Of CST / Berger

New Britain, Connecticut, January 15, 2004: The Stanley Works (NYSE: SWK) announced today that it has completed the acquisition of Wateska, Illinois-based Chicago Steel Tape Co. and certain related assets and affiliated companies that are collectively known as CST/Berger.

CST/Berger is a leading designer and manufacturer of laser and optical leveling and measuring equipment. Its products include laser and optical surveying, leveling and alignment tools, surveyor supplies and accessories that are sold principally in the Specialty Tools and Fasteners Distributors Association ("STAFDA") channel in the U.S., as well as specialty surveyors' and contractors' supply distributors.

Commenting on the acquisition, Joseph J. DeAngelo, Executive Vice President and President - Tools Group, stated: "The addition of CST / Berger is a clear strategic win for us. Our measuring business already includes global market leadership in tape rules; now it is much better positioned to serve professional customers with the addition of CST / Berger's measuring devices. This important acquisition also advances the objective of increasing the portion of our company's revenues generated in favored markets, those with higher inherent growth and profitability."

Management expects the acquisition to be immediately accretive to earnings and to generate a return that covers Stanley's cost of capital in the first year of ownership. Integration plans have been developed and will begin to be implemented immediately. Stanley financed the $62 million cash purchase with existing cash resources and commercial paper facilities.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and doors for professional, industrial and consumer use. More information about The Stanley Works can be found at www.stanleyworks.com and about CST / Berger at www.cstsurvey.com.

Contact:   Gerry Gould
           Vice President, Investor Relations
           (860) 827-3833
           ggould@stanleyworks.com

This press release contains forward-looking statements. Cautionary statements accompanying these forward-looking statements are set forth, along with this news release, in a Form 8-K filed with the Securities and Exchange Commission today. The Stanley Works corporate press releases are available under Financial News in the Investor Relations section of the company's corporate web site at www.stanleyworks.com.





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


                           CAUTIONARY STATEMENTS

All of the statements in the press release attached to this current report on Form 8-k, other than historical facts, are forward looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995. As a general matter, forward looking statements are those focused upon anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. Such forward looking statements are subject to uncertainties and factors relating to Stanley's operations and business environment, all of which are difficult to predict and many of which are beyond the control of Stanley. These uncertainties and factors could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements. The following uncertainties and factors, among others, could affect future performance and cause actual results to differ materially from those expressed in or implied by forward looking statements: (i) the successful integration of the acquired business and other acquisitions with Stanley's existing businesses and to realize the related financial benefits in a timely manner; (ii) the success of Stanley's efforts to decentralize its operations functions, primarily into its Tools and Access Solutions business groups; (iii) the success of Stanley's efforts to reduce its workforce and close certain facilities, including the resolution of any labor issues related to such activities, payments related to such activities, the need to respond to significant changes in product demand while any facility consolidation is in process and other unforeseen events; (iv) the success of Stanley's efforts to restructure its Mac Tools organization in order to return it to profitability, including without limitation, Stanley's ability to liquidate certain Mac Tools assets at a satisfactory price; (v) the success of Stanley's marketing and sales efforts, including Stanley's ability to recruit and retain an adequate sales force; (vi) continued improvements in productivity and cost reductions; (vii) the continued improvement in the payment terms under which Stanley buys and sells goods, materials and products; (viii) the ability to attract and retain quality management personnel; (ix) Stanley's ability to fulfill demand for its products in a timely manner; (x) the absence of increased pricing pressures from customers and competitors and the ability to defend market share in the face of price competition; (xi) Stanley's ability to identify and engage a successor CEO on a timely basis; (xii) the continued success of The Home Depot, Lowe's and Wal-Mart sales initiatives as well as other programs to stimulate demand for Stanley products; (xiii) the ability of the sales force to adapt to changes made in the sales organization and achieve adequate customer coverage; (xiv) the continued ability to effectively manage and defend litigation matters pending, or asserted in the future, against Stanley.

Stanley's future performance will also be affected by other external factors. These external factors include pricing pressure and other changes within competitive markets, the continued consolidation of customers in consumer channels, inventory management pressures of Stanley's customers, increasing competition, changing demand for Stanley's products, changes in trade, monetary, tax and fiscal policies and laws, inflation, currency exchange fluctuations, the impact of dollar/foreign currency exchange and interest rates on the competitiveness of products and Stanley's debt program, the strength of the U.S. economy and the strength of foreign currencies, including but not limited to the Euro, and the impact of events that cause or may cause disruption in Stanley's distribution and sales networks such as war, terrorist activities, political unrest and recessionary or expansive trends in the economies of the world in which Stanley operates.

Stanley does not undertake, and hereby disclaims, any duty to update these forward-looking statements, even though its situation and circumstances may change in the future.

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